Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, Henry G. Van der Eb, Chief Executive Officer of The GAMCO Mathers Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/27/2018	/s/ Henry G. Van der Eb
Henry G. Van der Eb, Chief Executive Officer

I, John C. Ball, Principal Financial Officer and Treasurer of The GAMCO Mathers Fund (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 8/27/2018	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer